SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               September 22, 2008

                           AIR INDUSTRIES GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                          Delaware 000-29245 20-4458244
                        State of Commission IRS Employer
                      Incorporation File Number I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sale of Equity Securities.

      From September 22, 2008 to October 6, 2008, we sold $2,280,000 principal amount of our junior subordinated notes due 2010 ("Junior Subordinated Notes") and 178,416 shares of our series B convertible preferred stock (the "Shares") to 41 "accredited investors," as that term is defined in Rule 501 under Regulation D, for total consideration of $2,280,000. The Junior Subordinated Notes and Shares were issued pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

      Taglich Brothers, Inc., placement agent for the offering, is entitled to a fee of 10% of the Junior Subordinated Notes sold in the offering and reimbursement of its out-of-pocket expenses. Such fee will be paid in kind with Junior Subordinated Notes and shares of series B convertible preferred stock. Michael N. Taglich, President and Chairman of Taglich Brothers, Inc., has been Chairman of our company since September 22, 2008. The decision to retain Taglich Brothers, Inc. was made prior to the appointment of Michael N. Taglich as Chairman of our company. We believe the terms of the offering are not less favorable than could have been obtained from an unaffiliated third party.

      The proceeds from this sale of securities will be used to pay accounts payable and as working capital.

      The Junior Subordinated Notes are payable on May 31, 2010, or such earlier date upon which we consummate a debt or equity financing in one or a series of related transactions in an aggregate amount of at least $10,000,000. Interest on each Junior Subordinated Note will accrue at 1% per month and will be payable monthly commencing on November 1, 2008. Payment of the principal and accrued interest on the Junior Subordinated Notes is junior and subordinate to the principal of, and interest and premium, if any, on any and all, of our indebtedness for borrowed money or obligations with respect to which we are a guarantor, to banks, insurance companies, or other financial institutions or entities regularly engaged in the business of lending money, in each case as in effect as of September 22, 2008, or as may be borrowed in the future, for working capital by us or one of our subsidiaries, including without limitation, indebtedness under our Revolving Credit, Term Loan, Equipment Line and Security Agreement with PNC and our Loan and Security Agreement with Steel City Capital Funding. The foregoing summary of certain material provisions of the Junior Subordinated Notes is qualified in its entirety by reference to the form of the Junior Subordinated Notes filed as Exhibit 10.2.

      Our series B convertible preferred stock has the powers, rights, preferences and limitations set forth in the Certificate of Designation we filed with the Secretary of State of the State of Delaware on April 11, 2007. A summary of certain material provisions of that certificate is contained in Item
3.02 of our Form 8-K filed on April 16, 2007, which summary is incorporated by reference herein and qualified in its entirety by reference to the Certificate of Designation filed as exhibit 4.1 to that Form 8-K.

      We have granted holders of the shares of series B convertible preferred stock issued in connection with the sale of the Junior Subordinated Notes piggy-back registration rights with respect to the shares of common stock issuable upon conversion of those shares.

Item 5.02 Election of Directors.

      On October 3, 2008, our Board of Directors appointed Robert F. Taglich and Robert Schroeder directors of our company. Robert F. Taglich is a Managing Director of, and Robert Schroeder is Vice President - Investment Banking of, Taglich Brothers, Inc., a securities firm with headquarters in New York City and an office on Long Island. Robert F. Taglich and Robert Schroeder were appointed as two of the three nominees of Taglich Brothers, Inc., placement agent for the offering of the Junior Subordinated Notes described in Item 3.02 above.

      Taglich Brothers, Inc. acted as placement agent for the sale of our series B convertible preferred stock in April and May of 2007 and our junior subordinated notes in June of 2008 (the "June 2008 Junior Subordinated Notes"). For acting as placement agent of our series B convertible preferred stock, we paid Taglich Brothers, Inc., a sales commission of $641,840, representing 8% of the gross proceeds of that offering, plus $25,000 in reimbursement of its actual and reasonable out-of-pocket expenses, including fees and expenses of its counsel. We also issued to Taglich Brothers, Inc. warrants to purchase 2,900,574 shares of our common stock, representing 10% of the number of shares into which the series B convertible preferred stock may be converted. These warrants, which may be exercised over a period of five years, have an initial per share exercise

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price of $0.305 and allow a "cashless exercise." For acting as placement agent of our June 2008 Junior Subordinated Notes, we paid Taglich Brothers, Inc. a fee of $20,000 in cash plus 200,000 shares of our common stock (which we valued at approximately $40,000), as well as reimbursement of approximately $25,000 of out-of-pocket expenses.

      In connection with the offering of the Junior Subordinated Notes described in Item 3.02 above (the "September 2008 Junior Subordinated Notes"), we have agreed to pay Taglich Brothers, Inc. a fee of 10% of the amount of new money raised and 8% of the amount of June 2008 Junior Subordinated Notes converted into the September 2008 Junior Subordinated Notes and shares of series A convertible preferred stock issued in connection therewith. Such fee will be paid in kind with September 2008 Junior Subordinated Notes and shares of series B convertible preferred stock. In addition, we have granted Taglich Brothers, Inc. the right to designate a total of three nominees for election to our Board of Directors, which nominees are Michael N. Taglich, Robert F. Taglich and Robert Schroeder.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
-----------       -----------
    4.1           Certificate of Designation for the Series B Convertible
                  Preferred Stock filed with the Secretary of State of the State of Delaware on April 11, 2007 (incorporated by reference to exhibit 4. 1 to our Form 8-K filed on April 18, 2007).

    10.1          Form of Securities Purchase Agreement

    10.2          Form of Junior Subordinated Promissory Note due 2010

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2008

                                       AIR INDUSTRIES GROUP, INC.


                                       By: /s/ Peter Rettaliata
                                           -------------------------------------
                                           Peter Rettaliata
                                           President and Chief Executive Officer

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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

    10.1       Form of Securities Purchase Agreement

    10.2       Form of Junior Subordinated Promissory Note due 2010